UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

___________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

April 28, 2006
Date of Report (Date of earliest event reported)

Discovery Laboratories, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-26422	94-3171943
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2600 Kelly Road, Suite 100
Warrington, Pennsylvania 18976-3622
(Address of principal executive offices)

(215) 488-9300
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02.    Termination of a Material Definitive Agreement

On May 4, 2006, Discovery Laboratories, Inc. (the "Company") issued a press release announcing that, in connection with the recent delay in U.S. regulatory approval and commercial launch of Surfaxin(R), it has undertaken a reduction of its workforce, including certain executives, in order to lower its cost structure and appropriately align the Company's operations with its business priorities. In late April and early May 2006, the Company reduced its workforce by 55 employees, representing approximately 34% of its total workforce, from 160 to 105 employees. The reduction is across all functions of the Company but with a primary emphasis on the commercial infrastructure which is no longer in the Company's near-term plans.

In connection with the restructuring, employment agreements between the Company and Christopher J. Schaber, Ph.D., Executive Vice President and Chief Operating Officer; Mark G. Osterman, Senior Vice President of Sales & Marketing; and Deni Zodda, Ph.D., Senior Vice President of Business Development, were terminated effective May 12, 2006, April 28, 2006 and May 12, 2006, respectively. Such agreements provide for certain severance benefits, including that cash payments in an aggregate amount of $1,090,000 be paid by Company to such senior executives within 10 days of the effective termination date.

The full text of the press release is set forth in Exhibit 99.1 to this Current Report on Form 8-K.

Item 5.02.    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On April 28, 2006, the employment of Christopher J. Schaber, Executive Vice President and Chief Operating Officer, was terminated effective May 12, 2006.

Item 9.01.    Financial Statements and Exhibits

(d)	Exhibits:

99.1	Press Release dated May 4, 2006.

Cautionary Note Regarding Forward-looking Statements:

To the extent that statements in this Current Report on Form 8-K are not strictly historical, including statements as to business strategy, outlook, objectives, future milestones, plans, intentions, goals, future financial conditions, future collaboration agreements, the success of the Company’s product development or otherwise as to future events, such statements are forward-looking, and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements contained in this Current Report are subject to certain risks and uncertainties that could cause actual results to differ materially from the statements made. Such risks and others are further described in the Company's filings with the Securities and Exchange Commission including the most recent reports on Forms 10-K, 10-Q and 8-K, and any amendments thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Discovery Laboratories, Inc.

By:	/s/ Robert J. Capetola
Name: Robert J. Capetola, Ph.D.
Title: President and Chief Executive Officer

Date: May 4, 2006